February 28, 1997, Revised August 1, 1997                      TF-01/942D-0897

THE COLONIAL FUND

PROSPECTUS



BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

The Colonial Fund (Fund), a diversified portfolio of Colonial Trust III (Trust), an open-end management investment company, seeks primarily income and capital growth and, secondarily, capital preservation.

The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.

More detailed information about the Fund is in the February 28, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.





Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and, in addition, are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."




Contents                                                Page
Summary of Expenses                                       2
The Fund's Financial History                              3
The Fund's Investment Objectives                          5
How the Fund Pursues its Objectives
  and Certain Risk Factors                                5
How the Fund Measures its
  Performance                                             7
How the Fund is Managed                                   7
How the Fund Values its Shares                            8
Distributions and Taxes                                   8
How to Buy Shares                                         9
How to Sell Shares                                       11
How to Exchange Shares                                   11
Telephone Transactions                                   12
12b-1 Plan                                               12
Organization and History                                 13


--------------------------- -----------------------------
      NOT FDIC-INSURED       MAY LOSE VALUE
                             NO BANK GUARANTEE

---------------------------- ----------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, Class B and Class C shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)

                                                                                   Class A         Class B         Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)   5.75%           0.00%(5)        0.00%(5)
Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)             1.00%(4)        5.00%           1.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $5,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)      Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses  (as a % of average net assets)


                            Class A        Class B       Class C

Management fee (6)          0.55%          0.55%         0.55%
12b-1 fees (7)              0.24           0.99          1.00
Other expenses              0.36           0.36          0.36
                            ----           ----          ----
Total operating expenses    1.15%          1.90%         1.91%
                            ====           ====          ====

(6) Effective October 1, 1997, the fee on assets over $1 billion will be reduced by the Adviser to 0.50%
(7)      Service fee rate will fluctuate but will not exceed 0.25%.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class A, Class B or Class C shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


           Class A               Class B                      Class C

Period:                  (8)              (9)            (8)            (9)
1 year      $ 69         $ 69             $ 19          $ 29           $ 19
3 years     $ 92         $ 90             $ 60          $ 60(11)       $ 60(11)
5 years     $117         $123             $103          $103           $103
10 years    $190         $203(10)         $203(10)      $222           $222


(8)      Assumes redemption at period end.
(9)      Assumes no redemption.
(10) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(11) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following is derived from the financial highlights for a share outstanding throughout each period which have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1996 Annual Report and is incorporated by reference into the Statement of Additional Information. The financial highlights for years prior to 1994 have been restated to reflect the 3:1 split which occurred on December 10, 1993. No Class C shares were outstanding during the periods shown.

                                                              CLASS A
____________________________________________________________________________________________________________________________________

                                                        Year Ended October 31
____________________________________________________________________________________________________________________________________
                                                    1996(a)              1995(a)          1994(a)        1993(a)(b)      1992(a)(b)
                                                    -------              -------          -------        ----------      ----------
Net asset value - Beginning of period               $8.940              $8.060            $8.410         $7.390          $7.050
                                                    -------             -------           -------        -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.165               0.200             0.171          0.156           0.173
Net realized and unrealized gain (loss)              1.183               1.393            (0.116)         1.293           0.489
                                                     ------              ------           -------         ------          ------
  Total from Investment Operations                   1.348               1.593             0.055          1.449           0.662
                                                     ------              ------            ------         ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.162)             (0.212)           (0.160)        (0.147)         (0.185)
From net realized gain on investments               (0.636)             (0.501)           (0.245)        (0.282)         (0.137)
                                                    -------             -------           -------        -------         -------
  Total Distributions Declared to Shareholders      (0.798)             (0.713)           (0.405)        (0.429)         (0.322)
                                                    -------             -------           -------        -------         -------
Net asset value - End of period                     $9.490              $8.940            $8.060         $8.410          $7.390
                                                    =======             =======           =======        =======         =======
Total return(c)                                     16.11%              21.72%             0.74%         20.21%           9.65%
                                                    ======              ======             =====         ======           =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.15%(d)            1.16%(d)          1.14%          1.10%           1.09%
Net investment income                                1.82%(d)            2.43%(d)          2.07%          1.94%           2.52%
Portfolio turnover                                     38%                 66%               54%            14%             37%
Average commission rate(e)                         $0.0347               -----             -----          -----           -----
Net assets at end of period (000)                 $759,409            $667,611          $555,275       $520,706        $413,228
---------------------------------



                                                   1991(a)(b)       1990(b)        1989(b)        1988(b)          1987(b)
                                                   ----------       ------        -------        -------          -------
Net asset value - Beginning of period               $5.700          $6.850         $6.320         $5.530            $6.450
                                                    -------         -------        -------        -------           ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                0.218           0.256          0.270          0.299             0.216
Net realized and unrealized gain (loss)              1.509          (0.979)         0.768          0.944            (0.387)
                                                     ------         -------         ------         ------           -------
  Total from Investment Operations                   1.727          (0.723)         1.038          1.243            (0.171)
                                                     ------         -------         ------         ------           -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                          (0.222)         (0.276)        (0.305)        (0.263)           (0.310)
From net realized gain on investments               (0.155)         (0.151)        (0.203)        (0.190)           (0.439)
                                                    -------         -------        -------        -------           -------
  Total Distributions Declared to Shareholders      (0.377)         (0.427)        (0.508)        (0.453)           (0.749)
                                                    -------         -------        -------        -------           -------
Net asset value - End of period                     $7.050          $5.700         $6.850         $6.320            $5.530
                                                    =======         =======        =======        =======           ======
Total return(c)                                     31.23%         (11.17)%        17.16%         23.60%            (3.49)%
                                                    ======         ========        ======         ======            =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                             1.06%           1.04%          0.97%          0.92%             0.97%
Net investment income                                3.35%           4.05%          4.34%          4.92%             3.99%
Portfolio turnover                                     36%             41%            27%            27%               47%
Average commission rate(e)                           -----           -----          -----          -----             -----
Net assets at end of period (000)                 $366,808        $285,265       $319,419       $258,178          $240,971
---------------------------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(e) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                               Class B
____________________________________________________________________________________________________________________________________

                                                        Year ended October 31
____________________________________________________________________________________________________________________________________
                                                 1996(a)             1995(a)           1994(a)       1993(a)(b)    1992(a)(b)(c)
                                                 -------             -------           -------       ----------    -------------
Net asset value - Beginning of period            $8.930              $8.050            $8.400          $7.390        $7.440
                                                 -------             -------           -------         -------       ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                             0.097               0.137             0.109           0.104         0.052
Net realized and unrealized gain (loss)           1.182               1.395            (0.111)          1.282        (0.044)
                                                  ------              ------           -------          ------       -------
  Total from Investment Operations                1.279               1.532            (0.002)          1.386         0.008
                                                  ------              ------           -------          ------        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                       (0.093)             (0.151)           (0.103)         (0.094)       (0.058)
From net realized gain on investments            (0.636)             (0.501)           (0.245)         (0.282)         ----
                                                 -------             -------           -------         -------       -------
  Total Distributions Declared to Shareholders   (0.729)             (0.652)           (0.348)         (0.376)       (0.058)
                                                 -------             -------           -------         -------       -------
Net asset value - End of period                  $9.480              $8.930            $8.050          $8.400        $7.390
                                                 =======             =======           =======         =======       ======
Total return(d)                                  15.27%              20.84%           (0.04)%          19.38%       (0.31)%(f)
                                                 ======              ======            =======         ======        =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.90%(e)            1.93%(e)          1.89%           1.85%         1.84%(g)
Net investment income                             1.07%(e)            1.66%(e)          1.32%           1.19%         1.77%(g)
Portfolio turnover                                  38%                 66%               54%             14%           37%
Average commission rate(h)                      $0.0347               ----              ----            ----          ----
Net assets at end of period (000)              $453,468            $353,831          $264,122        $124,161       $15,582
---------------------------------

(a) Per share data was calculated using average shares outstanding during the period.
(b) All per share amounts have been restated to reflect the 3-for-1 stock split effective December 10, 1993.
(c) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(f) Not annualized.
(g) Annualized.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's Annual Report to shareholders, which may be obtained without charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT
OBJECTIVES

The Fund seeks primarily income and capital growth and, secondarily, capital preservation.

HOW THE FUND PURSUES ITS
OBJECTIVES AND CERTAIN RISK
FACTORS

The Fund seeks to achieve its objectives by investing in both equity securities and U.S. government debt securities. The allocation at any given time will be based on the availability of common stocks meeting the criteria described below and on the Adviser's assessment of the relative risk and expected performance of each market. Normally, the Fund will invest primarily in equity securities.

Equity Securities Generally. The Fund may invest without limit in U.S. stock exchange or NASDAQ National Market System listed common stocks and foreign common stocks which, when purchased, meet quantitative standards which in the Adviser's judgment indicate above average financial soundness and high intrinsic value relative to price. Companies in which the Fund invests will fall into one of the following three categories:

1. Companies whose current business activities provide earnings, dividends or assets that represent above average value for each dollar invested; or

2. Companies whose business activities are concentrated in industries or business strategies which are expected to provide above average stability or value in turbulent markets; or

3. Companies with anticipated business growth prospects that represent above average value for each dollar invested.

For this purpose, "average" will not be pegged to a specific index but rather determined in the Adviser's judgment based on an eligible universe of securities of appropriate market capitalization for which sufficient data is available. Such average may also be qualified by industry group or sector.

Up to 5% of the Fund's net assets may be invested in common stocks not meeting any of the foregoing conditions at the time of purchase.

U.S Government Securities. U.S. government securities include (1) U.S. treasury obligations and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities (Agency Securities) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency Securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass- throughs," "collateralized mortgage obligations" (CMOs) and "real estate mortgage investment conduits" (REMICs). The Fund will not invest in residual classes of CMOs. The Fund may invest in U.S. government securities of any maturity that pay fixed, floating or adjustable interest rates. The Fund may invest in U.S. government securities on a when-issued basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

While U.S. government securities are considered virtually free of default risk, their values nevertheless generally fluctuate inversely with changes in interest rates. Further, mortgage-backed securities may decline in value more substantially than comparable maturity treasury securities given an interest rate increase, but may not increase in value as much given an interest rate decline. This is because the mortgages underlying the securities can be prepaid, and prepayment rates tend to increase as interest rates decline (effectively shortening the mortgage-backed security's maturity) and decrease as interest rates rise (effectively lengthening the mortgage-backed security's maturity).

Pre-payments of mortgage-backed securities purchased at a premium may also result in a loss equal to the premium. If interest rates have declined, pre-paid principal may only be able to be reinvested at lower yields, lowering the Fund's yield.

Adjustable or floating rate securities will not fluctuate in value as much as fixed rate securities, since interest rate changes are more likely to be reflected in changes in the rates paid on the securities. However, reductions in interest rates also may translate into lower distributions paid by the Fund.

Foreign Investments. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills, U.S. government securities and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 10% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objectives. The Fund's investment objectives and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objectives. If there is a change in the investment objectives or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objectives or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES
ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider change in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Colonial Investment Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which is in turn an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.55% of the Fund's average daily net assets in fiscal year 1996.

Daniel Rie, Director and Senior Vice President of the Adviser and head of the Equity Group, has either managed or co-managed the Fund since 1993 and has managed various other Colonial equity funds since 1986.

James P. Haynie, Vice President of the Adviser, has co-managed the Fund since 1997. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.

Gordon Johnson, Vice President of the Adviser, has co-managed the Fund since 1997 and has served as Senior Equity Analyst since 1993. Prior to joining the Adviser in 1993, Mr. Johnson was a Doctoral candidate in Finance at the University of Massachusetts.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income quarterly and any net realized gain at least annually.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders, but will be invested in additional shares of the same Class of the Fund at net asset value. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by it before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge. The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50 and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B and Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:


                                   Initial Sales Charge
                                   --------------------
                                                       Retained
                                                          by
                                                      Financial
                                                       Service
                                   as a % of           Firm as
                                   ---------             % of
                              Amount       Offering     Offering
Amount Purchased             Invested        Price       Price

Less than $50,000             6.10%          5.75%       5.00%
$50,000 to less than
      $100,000                4.71%          4.50%       3.75%
$100,000 to less than
      $250,000                3.63%          3.50%       2.75%
$250,000 to less than
      $500,000                2.56%          2.50%       2.00%
$500,000 to less than
      $1,000,000              2.04%          2.00%       1.75%
$1,000,000 or more            0.00%          0.00%       0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                         Commission

First $3,000,000                           1.00%
Next  $2,000,000                           0.50%
Over  $5,000,000                           0.25% (1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

The Colonial Asset Builder Program requires at least a $1,000 initial investment (maximum $4,000), a letter of intent to invest each month for 48 months 25% of the initial investment and reinvestment of all distributions. The sales charge is 5% of the offering price (5.26% of amount invested) except if four investments are missed then the sales charge becomes 6% of offering price on all investments (6.38% of amount invested). The financial service firm receives 4% of the offering price.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


                               Contingent Deferred
   Years After Purchase            Sales Charge
                 0-1                  5.00%
                 1-2                  4.00%
                 2-3                  3.00%
                 3-4                  3.00%
                 4-5                  2.00%
                 5-6                  1.00%
             More than 6              0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.

Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated if the distribution fee paid by the Fund is reduced or eliminated for any reason.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments (including initial sales charges, if any) in the account reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase price invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms that have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor. Stock power forms are available from your financial service firm, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:
                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value among shares of the same class of most Colonial funds. Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and may redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 plan, the Fund pays the Distributor monthly a service fee at the annual rate of 0.15% of the Fund's net assets attributed to shares outstanding prior to

April 1, 1989, and 0.25% of the Fund's net assets attributed to outstanding shares issued thereafter.

The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated if certain Internal Revenue Service rulings are rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plans also authorize other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Fund was organized in 1986 as successor to a corporation organized in 1904. It is a series of the Trust, which is a Massachusetts business trust organized in 1986. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for purposes such as electing Trustees or approving a management contract. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

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










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



     Investment Adviser
     Colonial Management Associates, Inc.
     One Financial Center
     Boston, MA  02111-2621

     Distributor
     Colonial Investment Services, Inc.
     One Financial Center
     Boston, MA  02111-2621

     Custodian
     Boston Safe Deposit and Trust Company
     One Boston Place
     Boston, MA  02108

     Shareholder Services and Transfer Agent
     Colonial Investors Service Center, Inc.
     One Financial Center
     Boston, MA  02111-2621
     1-800-345-6611

     Independent Accountants
     Price Waterhouse LLP
     160 Federal Street
     Boston, MA  02110-2624

     Legal Counsel
     Ropes & Gray
     One International Place
     Boston, MA  02110-2624

Your financial service firm is:








Printed in U.S.A.







February 28, 1997, Revised August 1, 1997

THE COLONIAL FUND


PROSPECTUS


The Colonial Fund seeks primarily income and capital growth and, secondarily, capital preservation.

For more detailed information about the Fund call the Adviser at 1-800-426-3750 for the February 28, 1997 Statement of Additional Information.





---------------------------- ---------------------------
      NOT FDIC-INSURED       MAY LOSE VALUE
                             NO BANK GUARANTEE

---------------------------- ----------------------------


Colonial Mutual Funds
Please send your completed application to:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                          $1,000,000, available on certain funds after July 1, 1997; see prospectus)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the preceding business day if the 10th falls on a non-business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT, month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT, month).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal pptions
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for Colonial to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-823D-0697 (6/97)

                                THE COLONIAL FUND
                Supplement to Statement of Additional Information
                             dated February 28, 1997



The first and fourth paragraphs under the sub-caption 12b-1 Plans, CDSC and Conversion of Shares are revised in their entirety, as follows:

The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act for Class A, Class B and Class C shares. Under the Plan, the Fund pays CISI monthly a service fee at an annual rate of 0.15% of the Fund's net assets attributable to Class A shares outstanding prior to April 1, 1989, and a service fee at an annual rate of 0.25% of the Fund's net assets attributable to shares of Class A, Class B and Class C issued thereafter. The Fund also pays CISI monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributable to its Class B and Class C shares. CISI may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms
(FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of CISI's expenses, CISI may realize a profit from the fees. The Plan authorizes any other payments by the Fund to CISI and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.

Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years of purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions made within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.







TF-16/943D-0897                                                  August 1, 1997